UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/12

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
U.S. Treasury
Long Term Fund

SEMIANNUAL REPORT June 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Financial Futures
9	Statement of Options Written
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S.Treasury Long Term Fund, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After posting sharp declines at the start of the reporting period, many investments gained value over the fall of 2011 and in early 2012, when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, stocks and higher yielding bonds gave back some of their previous gains, while yields of U.S. Treasury securities declined to levels not seen since the 1940s. In contrast, yields of money market instruments remained near historical lows as the Federal Reserve Board left its target for short-term interest rates unchanged and prevailing yields remained low.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus U.S.Treasury Long Term Fund achieved a total return of 4.04%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index (the “Index”), achieved a total return of 4.20% for the same period.2

Although improving economic fundamentals caused prices of U.S. Treasury securities to fall early in the reporting period, disappointing employment data and a worsening European debt crisis later prompted investors to return to traditional safe havens, more than erasing previous losses. The fund produced a lower return than its benchmark, mainly due to a relatively defensive investment posture in the spring.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity of 10 years or more, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Renewed Economic Weakness Boosted Treasuries Market

Most U.S. financial markets were in the midst of a strong rally at the start of 2012, as investors responded positively to a recovering U.S. economy and measures by European policymakers to address an ongoing debt crisis. Consequently, investors grew more tolerant of risks, and they shifted their attention away from U.S.Treasury securities toward riskier assets, such as stocks and higher yielding bonds.

However, new developments in the spring called the sustainability of the economic recovery into question. The U.S. labor market’s rebound slowed when the public sector shed jobs and the private sector’s employment gains proved more anemic than expected. Austerity measures designed to relieve fiscal pressures in Europe encountered resistance in some countries, endangering the region’s economic prospects.These threats to global growth caused U.S. Treasury securities to gain value, more than offsetting losses posted earlier in the reporting period.

Defensive Posture Dampened Relative Performance

In light of elevated uncertainty and an improving U.S. economy over the first half of the reporting period, we set the fund’s duration and yield curve strategies in positions that were roughly in line with those of the fund’s benchmark. However, a sharp market rally and an unchanged economic outlook convinced us to adopt a more defensive interest rate posture in the spring, including a relatively short average duration in which we shifted our focus from 30-year securities to those with 10-year maturities.This change in positioning proved counterproductive in May, preventing the fund from participating fully in the market rally when disappointing macroeconomic news triggered a sharp decline in yields.

We also implemented a strategy using options to capture the expected benefits of lower implied interest rate volatility.This strategy generally supported the fund’s relative performance for the reporting period overall, but declining yields during the second quarter of the year offset some gains achieved during the first quarter.We also established positions in Treasury Inflation Protected Securities (TIPS) in May in

anticipation of rising inflationary pressures, but these new holdings had little impact on relative performance for the reporting period.

Maintaining a Cautious Stance

We have remained cautious with regard to the macroeconomic environment. Uncertainty is likely to remain elevated over the near term as investors react to headlines trumpeting each new development in Europe’s struggles, and recently mixed U.S. economic data has raised questions about the possibility of additional measures from the Federal Reserve Board to boost market liquidity and stimulate economic growth. The U.S. presidential election and continued Congressional gridlock also have added a degree of uncertainty to the investment climate.

We are more optimistic regarding the longer term prospects of the U.S. economy, which could begin to show signs of renewed strength later in the year. Therefore, we have maintained the fund’s generally defensive stance, including a relatively short average duration and a focus on maturities toward the shorter end of the long-term range. In our judgment, these are prudent strategies in today’s challenging market environment.

July 16, 2012

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s performance would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an
unmanaged performance benchmark for Treasury securities with maturities of 10 years and over;
issues in the index must have par amounts outstanding greater than or equal to $1 billion.
Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury LongTerm Fund from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012

Expenses paid per $1,000†	$3.30
Ending value (after expenses)	$1,040.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012

Expenses paid per $1,000†	$3.27
Ending value (after expenses)	$1,021.63

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

	Principal
Bonds and Notes—99.1%	Amount ($)	Value ($)
U.S. Treasury Bonds:
3.13%, 11/15/41	17,480,000	18,793,727
3.50%, 2/15/39	4,155,000	4,808,764
3.88%, 8/15/40	5,540,000	6,821,125
4.25%, 5/15/39	6,140,000	8,020,375
4.38%, 11/15/39	10,400,000	13,854,755
4.50%, 8/15/39	5,165,000	7,009,065
4.63%, 2/15/40	3,765,000	5,208,644
5.25%, 11/15/28	590,000	830,425
5.25%, 2/15/29	1,690,000	2,384,220
5.38%, 2/15/31	1,275,000	1,858,114
5.50%, 8/15/28	3,080,000	4,434,239
6.13%, 11/15/27	875,000	1,322,344
6.25%, 8/15/23	4,665,000	6,776,640
6.38%, 8/15/27	1,900,000	2,926,595
6.50%, 11/15/26	665,000	1,025,243
7.63%, 11/15/22	3,770,000	5,925,380
U.S. Treasury Notes;
0.50%, 11/30/12	2,715,000	2,719,032
Total Bonds and Notes
(cost $84,049,754)		94,718,687

Short-Term Investments—.4%
U.S. Treasury Bills;
0.11%, 8/16/12
(cost $399,942)	400,000 [a]	399,979

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $323,756)	323,756[b]	323,756

Total Investments (cost $84,773,452)	99.9%	95,442,422
Cash and Receivables (Net)	.1%	114,778
Net Assets	100.0%	95,557,200

a	Held by or on behalf of a counterparty for open financial futures positions.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	99.1	Short-Term/Money Market Investments	.8
			99.9
† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
June 30, 2012 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2012	($)

Financial Futures Long
U.S. Treasury 30-Years Bonds	8	1,183,750	September 2012	14,188

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2012 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	3,110,000	[a]	(245,454)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	1,600,000	[a]	(125,315)
Put Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	3,110,000	[a]	(104,269)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	1,600,000	[a]	(56,318)
(premiums received $550,876)			(531,356)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	84,449,696	95,118,666
Affiliated issuers	323,756	323,756
Cash		208
Dividends and interest receivable		782,273
Receivable for investment securities sold		160,301
Receivable for shares of Beneficial Interest subscribed		65,637
Prepaid expenses		19,630
		96,470,471
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		35,791
Outstanding options written, at value (premiums received
$550,876)—See Statement of Options Written—Note 4		531,356
Payable for investment securities purchased		232,027
Payable for shares of Beneficial Interest redeemed		42,980
Payable for futures variation margin—Note 4		15,000
Accrued expenses		56,117
		913,271
Net Assets ($)		95,557,200
Composition of Net Assets ($):
Paid-in capital		83,662,267
Accumulated distributions in excess of investment income—net		(85,588)
Accumulated net realized gain (loss) on investments		1,277,843
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $14,188
net unrealized appreciation on financial futures)		10,702,678
Net Assets ($)		95,557,200
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,604,386
Net Asset Value, offering and redemption price per share ($)		20.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Interest	1,266,565
Dividends;
Affiliated issuers	212
Total Income	1,266,777
Expenses:
Management fee—Note 3(a)	244,044
Shareholder servicing costs—Note 3(b)	98,289
Auditing fees	24,249
Legal fees	12,256
Prospectus and shareholders’ reports	11,645
Registration fees	11,625
Trustees’ fees and expenses—Note 3(c)	7,532
Custodian fees—Note 3(b)	4,625
Loan commitment fees—Note 2	369
Miscellaneous	8,138
Total Expenses	422,772
Less—reduction in expenses due to undertaking—Note 3(a)	(158,441)
Less—reduction in fees due to earnings credits—Note 3(b)	(92)
Net Expenses	264,239
Investment Income—Net	1,002,538
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,155,339
Net realized gain (loss) on options transactions	41,106
Net realized gain (loss) on financial futures	27,418
Net Realized Gain (Loss)	2,223,863
Net unrealized appreciation (depreciation) on investments	32,492
Net unrealized appreciation (depreciation) on options transactions	18,326
Net unrealized appreciation (depreciation) on financial futures	532
Net Unrealized Appreciation (Depreciation)	51,350
Net Realized and Unrealized Gain (Loss) on Investments	2,275,213
Net Increase in Net Assets Resulting from Operations	3,277,751

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	1,002,538	2,081,360
Net realized gain (loss) on investments	2,223,863	3,211,944
Net unrealized appreciation
(depreciation) on investments	51,350	11,605,400
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,277,751	16,898,704
Dividends to Shareholders from ($):
Investment income—net	(1,205,091)	(2,454,754)
Net realized gain on investments	(217,988)	(2,338,645)
Total Dividends	(1,423,079)	(4,793,399)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	24,691,309	37,442,278
Dividends reinvested	1,096,796	3,791,374
Cost of shares redeemed	(15,039,590)	(36,800,836)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	10,748,515	4,432,816
Total Increase (Decrease) in Net Assets	12,603,187	16,538,121
Net Assets ($):
Beginning of Period	82,954,013	66,415,892
End of Period	95,557,200	82,954,013
Undistributed (distributions in excess of)
investment income—net	(85,588)	116,965
Capital Share Transactions (Shares):
Shares sold	1,221,466	1,908,521
Shares issued for dividends reinvested	55,065	200,458
Shares redeemed	(759,277)	(1,984,377)
Net Increase (Decrease) in Shares Outstanding	517,254	124,602

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	20.30	16.76	16.13	19.34	16.64	15.80
Investment Operations:
Investment income—net[a]	.24	.55	.57	.59	.67	.67
Net realized and unrealized
gain (loss) on investments	.56	4.23	.86	(3.10)	2.80	.91
Total from Investment Operations	.80	4.78	1.43	(2.51)	3.47	1.58
Distributions:
Dividends from
investment income—net	(.29)	(.65)	(.69)	(.70)	(.77)	(.74)
Dividends from net realized
gain on investments	(.06)	(.59)	(.11)	—	—	—
Total Distributions	(.35)	(1.24)	(.80)	(.70)	(.77)	(.74)
Net asset value, end of period	20.75	20.30	16.76	16.13	19.34	16.64
Total Return (%)	4.04[b]	29.32	8.85	(13.11)	21.59	10.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	1.06	1.02	.97	.92	.92
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	2.46[c]	3.06	3.35	3.44	3.96	4.24
Portfolio Turnover Rate	39.52[b]	90.58	79.45	109.93	114.41	237.27
Net Assets, end of period
($ x 1,000)	95,557	82,954	66,416	68,295	115,383	83,481

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the fund’s Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	323,756	—	—	323,756
U.S. Treasury	—	95,118,666	—	95,118,666
Other Financial
Instruments:
Financial Futures†	14,188	—	—	14,188
Liabilities ($)
Other Financial
Instruments:
Options Written	—	(531,356)	—	(531,356)
† Amount shown represents unrealized appreciation at period end.

For the period ended June 30, 2012, there were no transfers of securities, financial futures or options purchased or written between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	6/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	573,455		21,500,140	21,749,839	323,756.4

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows: ordinary income $3,448,490 and long-term capital gains $1,344,909.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Effective July 1, 2012, the fund’s Board of Trustees approved reducing the management fee to an annual rate of .30%. The Manager had undertaken from January 1, 2012 through June 30, 2012 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) did not exceed an annual rate of .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $158,441 during the period ended June 30, 2012.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2012, the fund was charged $42,851 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $23,031 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $4,625 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2012, the fund was charged $1,929 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $92.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $46,963, custodian fees $1,745, Chief Compliance Officer fees $3,183 and transfer agency per account fees $14,892, which are offset against an expense reimbursement currently in effect in the amount of $30,992.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2012, amounted to $43,495,751 and $32,521,853, respectively.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the financial futures are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at June 30, 2012 are set forth in the Statement of Financial Futures.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Options Transactions:The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment. The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended June 30, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	2,200,000	31,080
Contracts written	14,452,000	618,062
Contracts terminated:
Contracts closed	2,232,000	45,266	32,083	13,183
Contracts expired	5,000,000	53,000	—	53,000
Total contracts terminated	7,232,000	98,266	32,083	66,183
Contracts Outstanding
June 30, 2012	9,420,000	550,876

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2012:

Average Market Value ($)
Interest rate financial futures	1,309,830
Interest rate options contracts	124,107

At June 30, 2012, accumulated gross unrealized appreciation on investment was $10,668,970.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	23

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on June 28, 2012, the Board considered the renewal of the fund’s Management Agreement, as revised, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance ranked second or third of the three funds in the Performance Group and was above the Performance Universe median for the various periods.The Board also noted that the fund’s yield performance generally ranked first or second of the three funds in the Performance Group for the ten one-year periods ended May 31st and was at or above the Performance Universe median for nine of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that the direct expenses do not exceed .65%.They noted that this expense limitation is voluntary, not contractual, and may be terminated at any time.

The Dreyfus representatives proposed to revise the Agreement to reflect a reduction in the annual rate of management fee payable by the fund from .60% to .30%, effective July 1, 2012.They stated that there would be no diminution in the nature, extent and quality of services provided by Dreyfus to the fund

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund. Since Dreyfus is managing the fund at a loss, the Board did not consider an evaluation of current economies of scale to be relevant.

The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At a special Board meeting held on April 23, 2012, the Board approved consolidating the fund’s Board with the boards of certain other funds in The Dreyfus Family of Funds, effective September 1, 2012, subject to the election of the new Board members by shareholders of the fund (the “Board Consolidation”). It was noted that, to align the renewal dates of the Management Agreements of the funds involved in the Board Consolidation, management recommended changing the fund’s Management Agreement renewal date to March 30th, subject to shareholder election of the new Board members for the fund.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  As described above, the Board did not evaluate the current economies of scale, but noted that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through March 30, 2013, subject to shareholder approval of the Board Consolidation as described above, was in the best interests of the fund and its shareholders.

For More Information

Telephone 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	August 20, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)